UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2013

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana		59873
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On December 10, 2013, United States Antimony Corporation (the “Company”) issued 534,480 shares of its common stock (the “Common Stock”) pursuant to a Securities Purchase Agreement, dated as of December 10, 2013 (the “Securities Purchase Agreement”), by and among the Company and the Purchasers (as defined therein). In connection with the sale and issuance of the Common Stock, the Company issued to each of the Purchasers a common stock purchase warrant (“Warrant”) to purchase one-half of that number of shares of Common Stock equal to the number of shares of Common Stock purchased by such Purchaser pursuant to the Securities Purchase Agreement. The Warrants are exercisable for a period of one year upon payment of an exercise price of $1.60 per share.  Each Purchaser paid $1.25 for each share of Common Stock and Warrant that it purchased.  The Company received aggregate proceeds of $518,100 from the sale of the Common Stock and the Warrants prior to payment of expenses associated with the offering. There are no broker or other selling commissions payable with respect to the sale of the shares. As part of the offering, the Company issued 120,000 shares of Common Stock to a Purchaser in consideration of the conversion of $120,000 of debt into equity at $1.25 per share

Net proceeds from the offering will be used by the Company for a final payment on the natural gas pipeline to the smelter at the facilities in Madero, Mexico; mine property land payments; ore purchases; and for general working capital purposes.

The shares of common stock were offered and sold only to “accredited investors” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under the Securities Act.

The foregoing descriptions of the Securities Purchase Agreement and the Warrant are qualified in their entirety by the Securities Purchase Agreement and the form of Warrant, which are attached hereto as Exhibit 10.61 and Exhibit 10.62, respectively.

Item 3.02.    Unregistered Sales of Equity Securities

The information required by Item 3.02 is contained in Item 1.01 and is incorporated herein by reference.

     The Company believes the offer and sale of the securities described above were exempt from the registration requirements of the Securities Act for the private placement of these securities pursuant to Section 4(2) of the Securities Act and/or Regulation D thereunder because the securities were sold in a transaction not involving a public offering.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
10.61	Securities Purchase Agreement, dated December 10, 2013, by and among United States Antimony Corporation and the Purchasers named therein
10.62	Form of Common Stock Purchase Warrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: December 10, 2013	By:	/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Officer

EXHIBIT INDEX
Exhibit Number	Description
10.61	Securities Purchase Agreement, dated December 10, 2013, by and among United States Antimony Corporation and the Purchasers named therein
10.62	Form of Common Stock Purchase Warrant.